UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2013

Compuware Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-20900

Michigan	38-2007430
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Campus Martius, Detroit, Michigan	48226-5099
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (313) 227-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 15, 2013, Ralph J. Szygenda resigned from the Board of Directors of Compuware Corporation (“Compuware”).  Mr. Szygenda served on the Board since October 2009.

On November 21, 2013, Glenda D. Price, Ph.D. retired from the Board of Directors of Compuware.  Dr. Price served on the Board of Directors since October 2002.

Also on November 21, 2013,  the Board of Directors, in accordance with Compuware’s bylaws, appointed Jeffrey J. Clarke and Jennifer J. Raab to the Compuware Board of Directors, to hold office until the next annual meeting of shareholders and until their successors are elected and qualified.  The appointments of Mr. Clarke and Ms. Raab fill the vacancies created by the departures of Mr. Szygenda and Dr. Price from the Board.

Jeffrey Clarke, age 52,  has almost thirty years of technology industry experience, and currently serves as Managing Partner at Augusta Columbia Capital, Inc. (“ACC”), a technology-focused private equity firm. Before joining ACC in 2012, Mr. Clarke was President and CEO of Travelport Ltd., a technology and distribution company in the travel industry from 2006 to 2011. Prior to this, he was Chief Operating Officer of CA, Inc. (doing business as CATechnologies) from 2004 to 2006. Mr. Clarke serves as a member of Travelport Ltd.’s board (having served as Chairman from 2012-2013), Chairman at Orbitz Worldwide, and a director at Red Hat, Inc. He previously served on the board of UTStarcom.

Jennifer J. Raab, age 57, has served as the President of Hunter College, the largest college of the City University of New York, since 2001. Prior to joining Hunter College, she served as Chairman and Commissioner of the New York City Landmarks Preservation Commission from 1994 to 2001. Prior to that, Ms. Raab was an attorney with Cravath, Swaine & Moore and Paul, Weiss, Rifkind, Wharton & Garrison. She is a member of the Council on Foreign Relations and serves on the boards of directors of The After School Corporation and United Way. In 2007, Crain’s New York Business named her one of New York’s “100 Most Influential Women in Business.”

Mr. Clarke and Ms. Raab will be compensated under Compuware’s standard compensation arrangement for outside directors as described in Compuware’s most recent annual report on Form 10-K, as amended.

A copy of the press release is furnished with the Report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

            (c) Exhibits.

99.1	Press Release, dated November 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUWARE CORPORATION

Date: November 21, 2013	By:	/s/ Joseph R. Angileri
Joseph R. Angileri
Treasurer and Chief Financial Officer